Exhibit 10.108

EXECUTION VERSION

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

dated as July 10, 2019

by and between

FEDERAL HOME LOAN MORTGAGE CORPORATION,

also known as FREDDIE MAC,

solely in its capacity as the Loan A Lender,

and

GOLDMAN SACHS BANK USA,

as administrative agent for the Loan B Lenders,

and acknowledged by

CALIBER HOME LOANS, INC.,

as the Borrower

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This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as further amended, supplemented, or otherwise modified, this “Agreement”), dated as of July 10, 2019 (“Execution Date”) to be effective as of April 2, 2018, (the “Effective Date”) is by and between the FEDERAL HOME LOAN MORTGAGE CORPORATION, also known as FREDDIE MAC, a government-sponsored enterprise, solely in its capacity as the Loan A Lender (as hereinafter defined), and GOLDMAN SACHS BANK USA, as administrative agent (together with its successors and assigns, the “Loan B Agent”) for the lenders party from time to time to the Loan B Agreement (as hereinafter defined) (collectively and together with their respective successors and assigns, the “Loan B Lenders”; the Loan A Lender and the Loan B Lenders are hereinafter sometimes referred to individually as a “Lender” and collectively as the “Lenders”), and acknowledged by CALIBER HOME LOANS, INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”).

BACKGROUND

A. The Loan A Lender and the Borrower have entered into that certain Loan and Security Agreement dated as of April 2, 2018, as amended by that certain Amendment No. 1 to the Loan and Security Agreement dated as of March 31, 2019 and Amendment No. 2 to the Loan and Security Agreement, dated as of July 10, 2019 pursuant to which the Loan A Lender has made a revolving credit facility available to the Borrower (as further amended, restated, supplemented, or otherwise modified, collectively, the “Loan A Agreement”).

B. The Federal Home Loan Mortgage Corporation, also known as Freddie Mac, a government-sponsored enterprise, solely in its capacity as the owner or the guarantor of the mortgage loans which are now, or which hereafter are, serviced by the Borrower (solely in such capacity, the “Owner”), pursuant to the terms and conditions of the unitary indivisible master servicing contract entered into by and between the Borrower and the Owner (the “Servicing Contract”) described in Section 1102.2 of the Freddie Mac Single-Family Seller/Servicer Guide (as amended, restated, supplemented, or otherwise modified, the “Guide”) and all other Purchase Documents (as defined in the Guide) applicable to the Borrower (the “Purchase Documents”), granted its consent to the Loan A Agreement by its execution and delivery of an Acknowledgment Agreement dated as of April 2, 2018 as amended by that certain Amended and Restated Acknowledgment Agreement dated as of July 10, 2019 (as further amended, restated, supplemented, or otherwise modified, the “Loan A Acknowledgment Agreement”), pursuant to which, among other things, the Loan A Lender acknowledged and agreed that its rights with respect to the Collateral (as hereinafter defined) are subject and subordinate to all rights, powers, and prerogatives of the Owner under the Purchase Documents, at law, or in equity, including, without limitation, the rights of the Owner: (i) to terminate (in whole or in part) the Borrower as an approved Freddie Mac Seller/Servicer (whether pursuant to a Termination With Cause or a Termination Without Cause (as such terms are defined in the Loan A Acknowledgment Agreement)); (ii) to terminate (in whole or in part) the Servicing Contract (whether pursuant to a Termination With Cause or a Termination Without Cause); (iii) to cause a sale and transfer of all or any portion of the Servicing Contract, as provided in the Purchase Documents; and (iv) to payment of the Claims, Freddie Mac’s Claims, and Freddie Mac’s Servicing Transfer Costs (as such terms are defined in the Loan A Acknowledgment Agreement).

C. The Loan B Agent, the Loan B Lenders, and the Borrower have entered into that certain Second Amended and Restated Credit Agreement dated as of July 10, 2019, which amends and restates the Original Credit Agreement (as defined in the Loan B Agreement, as hereinafter defined), pursuant to which the Loan B Lenders have made a credit facility available to the Borrower (as amended, restated, supplemented, or otherwise modified, the “Loan B Agreement”).

D. The Owner granted its consent to the Loan B Agreement by its execution and delivery of an Acknowledgment Agreement dated as of April 2, 2018 as amended by that certain Amended and Restated Acknowledgment Agreement dated as of July 10, 2019 (as further amended, restated, supplemented, or otherwise modified, the “Loan B Acknowledgment Agreement” and, together with the Loan A Acknowledgment Agreement, the “Acknowledgment Agreements”), pursuant to which, among other things, the Loan B Agent, acknowledged and agreed that its and the Loan B Lenders’ rights with respect to the Collateral are subject and subordinate to all rights, powers, and prerogatives of the Owner under the Purchase Documents, at law, or in equity, including, without limitation, the rights of the Owner: (i) to terminate (in whole or in part) the Borrower as an approved Freddie Mac Seller/Servicer (whether pursuant to a Termination With Cause or a Termination Without Cause (as such terms are defined in the Loan B Acknowledgment Agreement)); (ii) to terminate (in whole or in part) the Servicing Contract (whether pursuant to a Termination With Cause or a Termination Without Cause); (iii) to cause a sale and transfer of all or any portion of the Servicing Contract, as provided in the Purchase Documents; and (iv) to payment of the Claims, Freddie Mac’s Claims, and Freddie Mac’s Servicing Transfer Costs (as such terms are defined in the Loan B Acknowledgment Agreement).

E. The obligations of the Borrower to the Loan A Lender are secured by certain assets and property of the Borrower, pursuant to the terms of the Loan A Agreement.

F. The obligations of the Borrower to the Loan B Agent and the Loan B Lenders are secured by certain assets and property of the Borrower, pursuant to the terms of the Loan B Agreement.

G. The Loan A Agreement and the Loan B Agreement provide, for among other things, that the Loan B Agent and the Lenders shall set forth their respective rights and remedies with respect to the Collateral.

H. The Loan B Agent and the Lenders previously agreed to the intercreditor and other provisions as set forth that certain Intercreditor Agreement dated as of April 2, 2018 (“Original Intercreditor Agreement”).

I. Whereas the Loan B Agent and the Lenders desire to amend and restate the Original Intercreditor Credit Agreement in its entirety as set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Loan A Lender and the Loan B Agent, on behalf of itself and the Loan B Lenders (individually each a “Party” and collectively the “Parties”) agree as follows:

SECTION 1 DEFINITIONS AND CONSTRUCTION

1.1 Defined Terms. As used in this Agreement, the following terms have the meanings as indicated:

“Acknowledgment Agreements” has the meaning set forth in the Background section hereof.

“Agreement” has the meaning set forth in the preamble hereof.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors.

“Borrower” has the meaning set forth in the preamble hereof.

“Business Day” means a “Business Day” as defined in the Guide.

“Collateral” means the Loan A Collateral and the Loan B Collateral. For the avoidance of doubt, the Loan A Lender shall not have any right, title, or interest in the Loan B Agent’s and the Loan B Lenders’ Collateral, and the Loan B Agent and the Loan B Lenders shall not have any right, title, or interest in the Loan A Lender’s Collateral.

“Credit Documents” means, collectively, the Loan A Credit Documents and the Loan B Credit Documents, each being sometimes referred to herein individually as “Credit Documents”.

“Debtor Relief Law” means the Bankruptcy Code and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization, or similar debtor relief laws of the United States, any state or other applicable jurisdictions in effect from time to time.

“Discharge of Loan A Obligations” means (a) indefeasible payment in full in cash of the Loan A Obligations consisting of the principal of, and interest and any premiums on, all indebtedness outstanding under the Loan A Credit Documents (including, without limitation, interest and any premiums accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such interest or such premium is, or would be, allowed or allowable in such Insolvency or Liquidation Proceeding); (b) indefeasible payment in full in cash of all other Loan A Obligations that are due and payable, or otherwise accrued and owing, at or prior to the time such principal, interest, and premiums are paid (including, without limitation, legal fees and other expenses, costs, or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs, or charges is, or would be, allowed or allowable in such Insolvency or Liquidation Proceeding); and (c) termination of all commitments to lend or otherwise extend credit under the Loan A Credit Documents; provided, that, if after receipt of any payment of all or any part of the Loan A Obligations, the Loan A Lender is required to surrender, disgorge, or turn over such payment to any Person for any reason, then all or any part of the Loan A Obligations satisfied by such payment shall be reinstated, revived, and continued, and the Discharge of Loan A Obligations shall be deemed not to have occurred.

“Discharge of Loan B Obligations” means (a) indefeasible payment in full in cash of the Loan B Obligations consisting of the principal of, and interest and any premiums on, all indebtedness outstanding under the Loan B Credit Documents (including, without limitation, interest and any premiums accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such interest or such premium is, or would be, allowed or allowable in such Insolvency or Liquidation Proceeding); (b) indefeasible payment in full in cash of all other Loan B Obligations that are due and payable, or otherwise accrued and owing, at or prior to the time such principal, interest, and premiums are paid (including, without limitation, legal fees and other expenses, costs, or charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for such fees, expenses, costs, or charges is, or would be, allowed or allowable in such Insolvency or Liquidation Proceeding); and (c) termination of all commitments to lend or otherwise extend credit under the Loan B Credit Documents; provided, that, if after receipt of any payment of all or any part of the Loan B Obligations, the Loan B Agent or a Loan B Lender is required to surrender, disgorge, or turn over such payment to any Person for any reason, then all or any part of the Loan B Obligations satisfied by such payment shall be reinstated, revived, and continued, and the Discharge of Loan B Obligations shall be deemed not to have occurred.

“Disposition” means the sale, transfer, license, lease, exchange, or other disposition of any property or asset by any Person. “Dispose”, “Disposed”, and “Disposing” have correlative meanings.

“Excess Funds” means: (a) with respect to the Loan A Lender, that (i) portion of the Surplus Proceeds (as such term is defined in the Loan B Acknowledgment Agreement) or remaining Termination Fee (as such term is defined in the Loan B Acknowledgment Agreement), if any, as applicable available for payment to the Loan A Lender pursuant to Section 15(b)(iii) or Section 15(b)(iv), as applicable, of the Loan B Acknowledgment Agreement and (ii) Loan A Lender’s Pro Rata Share of Freddie Mac’s Claims Threshold Delta (as such terms are defined in the Loan B Acknowledgment Agreement) as set forth, if at all, in Section 15(f), (g), and (h) of the Loan B Acknowledgment Agreement; and (b) with respect to the Loan B Agent and the Loan B Lenders, that portion of the Surplus Proceeds (as such term is defined in the Loan A Acknowledgment Agreement) or remaining Termination Fee (as such term is defined in the Loan A Acknowledgment Agreement), if any, as applicable available for payment to the Loan B Agent and the Loan B Lenders pursuant to Section 15(b)(iii) or Section 15(b)(iv), as applicable, of the Loan A Acknowledgment Agreement and (ii) Loan B Lender’s Pro Rata Share of Freddie Mac’s Claims Threshold Delta (as such terms are defined in the Loan A Acknowledgment Agreement) as set forth, if at all, in Section 15(f), (g) and (h) of the Loan A Acknowledgment Agreement.

“Excess Funds Lien” has the meaning set forth in Section 2.2(c).

“Guide” has the meaning set forth in the Background section hereof.

“Insolvency or Liquidation Proceeding” means, with respect to the Borrower: (a) any case commenced by or against the Borrower under the Bankruptcy Code or any other Debtor Relief Law, any other proceeding for the reorganization, recapitalization, adjustment, or marshalling of the assets or liabilities of the Borrower, any receivership or assignment for the benefit of creditors relating to the Borrower, or any similar case or proceeding relative to the Borrower or its creditors, whether voluntary or involuntary; (b) any liquidation, dissolution, marshalling of assets or liabilities, or other winding up relating to the Borrower, whether voluntary or involuntary, and whether or not involving bankruptcy or insolvency; or (c) any other proceeding of any type or nature in which substantially all claims of creditors of the Borrower are determined and any payment or distribution is or may be made on account of such claims.

“Lender(s)” has the meaning set forth in the preamble hereof.

“Lien” means, with respect to any property or asset of any Person, (a) any mortgage, lien, pledge, charge, or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement, or other title retention agreement.

“Loan A Acknowledgment Agreement” has the meaning set forth in the Background section hereof.

“Loan A Agreement” has the meaning set forth in the Background section hereof.

“Loan A Collateral” means the “Collateral” as such term is defined in the Loan A Agreement, as in effect on the date hereof, together with all amendments, restatements, supplements, or other modifications to such term, but only to the extent that such amendments, restatements, supplements, and other modifications do not cause the Loan A Collateral to include any Loan B Collateral. For the avoidance of doubt, the Loan A Collateral shall include the Loan A Lender’s Excess Funds, subject and subordinate to the Owner’s rights as set forth in the Loan B Acknowledgment Agreement, including, without limitation, Section 15(b)(iii) of the Loan B Acknowledgment Agreement.

“Loan A Credit Documents” means, collectively, (a) the Loan A Agreement, the “Loan Documents” (as defined in the Loan A Agreement), and each of the other agreements, documents, and instruments providing for or evidencing any Obligations outstanding under the Loan A Agreement or such other Loan Documents, and (b) any other agreement, document, or instrument executed or delivered at any time in connection with any of the foregoing; as each may be amended, restated, supplemented, or otherwise modified from time to time.

“Loan A Lender” means Federal Home Loan Mortgage Corporation, also known as Freddie Mac, a government-sponsored enterprise, solely in its capacity as a lender pursuant to the Loan A Credit Documents and not any other capacity, together with its successors and assigns.

“Loan A Lien” means a Lien with respect to Loan A Collateral securing Loan A Obligations held by, or for the benefit of, the Loan A Lender.

“Loan A Obligations” means all Obligations outstanding under the Loan A Credit Documents, including, without limitation, (a) all interest and premiums accrued or accruing (or which, absent commencement of an Insolvency or Liquidation Proceeding, would accrue) on such Obligations in accordance with the rates and terms specified in the Loan A Credit Documents and (b) all fees, including, without limitation, any prepayment fees or early termination fees, make-whole or similar obligations, costs, and charges incurred in connection with the Loan A Credit

Documents and provided for thereunder; in each case whether before or after commencement of an Insolvency or Liquidation Proceeding, irrespective of whether any claim for such interest, premiums, fees, make-whole or similar obligations, costs, or charges is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Loan B Acknowledgment Agreement” has the meaning set forth in the Background section hereof.

“Loan B Agreement” has the meaning set forth in the Background section hereof.

“Loan B Collateral” means the “Collateral” as such term is defined in the Loan B Agreement, as in effect on the date hereof, together with all amendments, restatements, supplements, or other modifications to such term, but only to the extent that such amendments, restatements, supplements, and other modifications do not cause the Loan B Collateral to include any Loan A Collateral. For the avoidance of doubt, the Loan B Collateral shall include the Loan B Agent’s and the Loan B Lenders’ Excess Funds, subject and subordinate to the Owner’s rights as set forth in the Loan B Acknowledgment Agreement, including, without limitation, Section 15(b)(iii) of the Loan B Acknowledgment Agreement.

“Loan B Credit Documents” means, collectively, (a) the Loan B Agreement, the “Transaction Documents” (as defined in the Loan B Agreement), and each of the other agreements, documents, and instruments providing for or evidencing any Obligations outstanding under the Loan B Agreement or such other Loan Documents, and (b) any other agreement, document, or instrument executed or delivered at any time in connection with any of the foregoing; as each may be amended, restated, supplemented, or otherwise modified from time to time.

“Loan B Lenders” has the meaning set forth in the preamble hereof.

“Loan B Lien” means a Lien with respect to Loan B Collateral securing Loan B Obligations held by, or for the benefit of, the Loan B Agent and the Loan B Lenders.

“Loan B Obligations” means all Obligations outstanding under the Loan B Credit Documents, including, without limitation, (a) all interest and premiums accrued or accruing (or which, absent commencement of an Insolvency or Liquidation Proceeding, would accrue) on such Obligations in accordance with the rates and terms specified in the Loan B Credit Document and (b) all fees, including, without limitation, any prepayment fees or early termination fees, make-whole or similar obligations, costs, and charges incurred in connection with the Loan B Credit Documents and provided for thereunder; in each case whether before or after commencement of an Insolvency or Liquidation Proceeding, irrespective of whether any claim for such interest, premiums, fees, make-whole or similar obligations, costs, or charges is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Obligations” means any and all obligations, liquidated or contingent, with respect to the payment of (a) any principal of, or interest or premiums on, any indebtedness or any other liability; (b) any fees, including, without limitation, any prepayment fees or early termination fees, make-whole or similar obligations, indemnification obligations, expense reimbursement obligations, or other liabilities payable under the documentation governing any indebtedness or any other liability; (c) with respect to the Loan A Credit Documents and to the extent not set forth above, any

“Obligations” as defined under the Loan A Agreement; and (d) with respect to the Loan B Credit Documents and to the extent not set forth above, any “Obligations” as defined under the Loan B Agreement.

“Owner” has the meaning set forth in the Background section hereof.

“Party” and “Parties” have the meanings set forth in the Background section hereof.

“Person” means any individual, corporation, estate, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, business trust, trust, unincorporated organization, government or any agency or political subdivision thereof, or other entity of a similar nature.

“Purchase Documents” has the meaning set forth in the Background section hereof

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the UCC, with respect to any property or asset, and (b) whatever is recoverable or recovered when any property or asset is sold, exchanged, collected, or Disposed of, whether voluntarily or involuntarily.

“Servicing Contract” has the meaning set forth in the Background section hereof.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

1.2 Lenders’ Capacities. The Loan A Lender executes and delivers, and shall perform its obligations pursuant to, this Agreement solely in its capacity as the Loan A Lender and not as the Owner. Without in any way limiting the foregoing, none of the Loan A Lender’s obligations and agreements pursuant to this Agreement, including but not limited to Section 4 of this Agreement, shall be applicable to Freddie Mac, as Owner. Each Party executes and delivers, and shall perform its obligations pursuant to, this Agreement for itself and for any Person for which such Person acts or owes a duty to act, and for any Person which claims a right or benefit arising from or through such Person, including, without limitation, actual or potential participants or syndicate co-lenders in the Loan A Obligations or in the Loan B Obligations, as applicable, and, in the case of the Loan B Agent, the Loan B Lenders.

1.3 Construction Generally. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, restated, supplemented, or otherwise modified to the extent not prohibited by the terms hereof, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’, and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights, (f) any reference to the Loan B Agent or a Lender shall be construed to mean the Loan B Agent or such Lender whether acting as a secured or unsecured creditor of the Borrower, and (g) any reference to the Borrower shall include such Person as a debtor-in-possession and any trustee, receiver, liquidator, or similar official for such Person in any Insolvency or Liquidation Proceeding. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

1.4 Construction – Not Amendment to Acknowledgment Agreements. This Agreement is not an amendment to either of the Acknowledgment Agreements. Nothing in this Agreement modifies the Lenders’ subordination of their rights with respect to the Collateral to the rights of the Owner. The Acknowledgment Agreements remain unchanged and in full force and effect, and the Lenders acknowledge and agree that their rights with respect to the Collateral are subject and subordinate in all respects to all rights, powers, and prerogatives of the Owner under the Purchase Documents, as more fully set forth in the Acknowledgment Agreements. Without limiting the generality of the foregoing, nothing in this Agreement shall be construed to prohibit, limit, or impair the Owner’s rights pursuant to the Guide or the other Purchase Documents (including, without limitation, the Acknowledgment Agreements), at law, or in equity.

1.5 Construction – Not Amendment to Servicing Contract or Purchase Documents. This Agreement is not an amendment to the Servicing Contract or the Purchase Documents, the Terms and provisions of which remain unchanged and in full force and effect.

SECTION 2 LIENS

2.1 Separate Collateral Liens. The grants of Liens with respect to the Loan A Collateral pursuant to the Loan A Credit Documents and the grants of Liens with respect to the Loan B Collateral pursuant to the Loan B Credit Documents grant separate and distinct Liens on separate and distinct Collateral, such that the Loan A Lender shall not have any right, title, or interest in the Loan B Agent’s and the Loan B Lenders’ Collateral, and the Loan B Agent and the Loan B Lenders shall not have any right, title, or interest in the Loan A Lender’s Collateral, provided that nothing in this Section 2.1 shall be construed to be in derogation of the Owner’s rights pursuant to the Acknowledgment Agreements, the Guide or the other Purchase Documents.

2.2 Limitations on Additional Liens on Collateral.

(a) The Loan A Lender shall not accept or otherwise obtain any Lien with respect to the Loan B Collateral to secure any Loan A Obligations. If the Loan A Lender accepts or otherwise obtains any Lien not permitted to be accepted or otherwise obtained by the Loan A

Lender under this Section 2.2(a), such Lien shall be (i) immediately deemed to be a Loan B Lien until the Discharge of Loan B Obligations has occurred and (ii) promptly released by the Loan A Lender; and, until such release, the Loan A Lender shall be deemed to hold such Lien as agent for the Loan B Agent and the Loan B Lenders for the purpose of perfecting such Loan B Lien.

(b) The Loan B Agent and the Loan B Lenders shall not accept or otherwise obtain any Lien with respect to the Loan A Collateral to secure any Loan B Obligations. If the Loan B Agent or a Loan B Lender accepts or otherwise obtains any Lien not permitted to be accepted or otherwise obtained by the Loan B Agent or a Loan B Lender under this Section 2.2(b), such Lien shall be (i) immediately deemed to be a Loan A Lien until the Discharge of Loan A Obligations has occurred and (ii) promptly released by the Loan B Agent or such Loan B Lender, as the case may be; and, until such release, such Loan B Lender or the Loan B Agent, as the case may be, shall be deemed to hold such Lien as agent for the Loan A Lender for the purpose of perfecting such Loan A Lien.

(c) Notwithstanding the foregoing clauses (a) and (b), the definitions of Collateral, Loan A Collateral, and Loan B Collateral, and any other provisions contained herein to the contrary, the Loan A Lender may obtain and have a Lien on the Loan A Lender’s Excess Funds, subject and subordinate in all respects to the Loan B Agent’s and the Loan B Lenders’ Loan B Lien on the Loan B Collateral and the prior Discharge of the Loan B Obligations, and the Loan B Agent and the Loan B Lenders may obtain and have a Lien on the Loan B Agent’s and the Loan B Lenders’ Excess Funds, subject and subordinate in all respects to the Loan A Lender’s Loan A Lien on the Loan A Collateral and the prior Discharge of the Loan A Obligations (in either case, an “Excess Funds Lien”); provided, however, that other than the mere assertion of the existence of an Excess Funds Lien, the Loan A Lender will stand still and may not enforce in any respect any Excess Funds Lien held by it until the Discharge of the Loan B Obligations, and the Loan B Agent and the Loan B Lenders will stand still and may not enforce in any respect any Excess Funds Lien held by any of them until the Discharge of the Loan A Obligations. For the avoidance of doubt, (i) the Loan B Agent’s and Loan B Lenders’ Excess Funds Lien shall not be construed to grant any interest in or to any components of the Loan A Collateral, including, without limitation, the Pledged Servicing Rights as defined in the Loan A Credit Documents, and (ii) the Loan A Lender’s Excess Funds Lien shall not be construed to grant any interest in or to any components of the Loan B Collateral, including, without limitation, the Pledged Servicing Rights as defined in the Loan B Credit Documents.

SECTION 3 ENFORCEMENT

3.1 Exclusive Collateral Enforcement.

(a) Subject and subordinate in all respects to the rights of the Owner as set forth in the Acknowledgment Agreements, until the Discharge of Loan A Obligations has occurred, whether or not an Insolvency or Liquidation Proceeding has been commenced by or against the Borrower, the Loan A Lender shall have the exclusive right to: (i) take and continue any rights, remedies, or powers (including, without limitation, the right to credit bid Loan A Obligations) with respect to the Loan A Collateral, without any notice to, consultation with, or consent of the Loan B Agent or the Loan B Lenders.

(b) Subject and subordinate in all respects to the rights of the Owner as set forth in the Acknowledgment Agreements, until the Discharge of Loan B Obligations has occurred, whether or not an Insolvency or Liquidation Proceeding has been commenced by or against the Borrower, the Loan B Agent and the Loan B Lenders shall have the exclusive right to: (i) take and continue any rights, remedies, or powers (including, without limitation, the right to credit bid Loan B Obligations) with respect to the Loan B Collateral, without any notice to, consultation with, or consent of the Loan A Lender.

3.2 Limited Obligation or Liability. In exercising or continuing any rights, remedies, or powers (including, without limitation, the right to credit bid) with respect to its or their respective Collateral, the Loan A Lender shall not have any obligation or liability to the Loan B Agent and the Loan B Lenders, and the Loan B Agent and the Loan B Lenders shall not have any obligation or liability to the Loan A Lender, regarding the adequacy of any Proceeds of any of their respective Collateral or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by such Person(s) under the terms of this Agreement.

3.3 Turnover.

(a) Loan A Collateral. So long as the Discharge of Loan A Obligations has not occurred, any Loan A Collateral or the Proceeds thereof received by the Loan B Agent or any Loan B Lender shall be held in trust by the Loan B Agent or such Loan B Lender, as the case may be, for the benefit of the Loan A Lender, remain segregated from the Loan B Agent’s or such Loan B Lender’s, as the case may be, property and assets, and promptly paid over to the Loan A Lender in the same form as received.

(b) Loan B Collateral. So long as the Discharge of Loan B Obligations has not occurred, any Loan B Collateral or the Proceeds thereof received by the Loan A Lender shall be held in trust by the Loan A Lender for the benefit of the Loan B Agent and the Loan B Lenders, remain segregated from the Loan A Lender’s property and assets, and promptly paid over to the Loan B Agent in the same form as received.

SECTION 4 INSOLVENCY OR LIQUIDATION PROCEEDINGS

4.1 Effectiveness in Insolvency or Liquidation Proceedings. The Loan B Agent and the Lenders expressly acknowledge and agree that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall be effective before, during, and after the commencement of an Insolvency or Liquidation Proceeding. The Loan B Agent and the Lenders further agree that this Agreement is at all times a subordination of lien priority with respect to the Collateral and is also a subordination of payment priority to the extent Section 3.3 of this Agreement applies. This Agreement is intended to govern the actions of the Loan A Lender solely as against the Loan B Agent and the Loan B Lenders, and the Loan B Agent and the Loan B Lenders solely against the Loan A Lender, before, during, and after any Insolvency or Liquidation Proceeding, whether acting as secured creditors or unsecured creditors, prior to the Discharge of Loan A Obligations or the Discharge of Loan B Obligations.

4.2 Rights in Insolvency or Liquidation Proceedings. At any time that the Borrower is the subject of an Insolvency or Liquidation Proceeding, and subject in all respects to the Acknowledgment Agreement, the Loan A Lender shall, whether acting as a secured creditor or an unsecured creditor, have the right (without prior notice to, consultation with, or consent from the Loan B Agent and the Loan B Lenders), and the Loan B Agent and the Loan B Lenders shall, whether acting as a secured creditor or an unsecured creditor, have the right (without prior notice to, consultation with, or consent from the Loan A Lender), to (a) file a proof of claim or statement of interest with respect to their respective claims; (b) file and necessary or defensive pleadings or appeal in opposition to any motion, claim, filing, or adversary proceeding objecting to or otherwise seeking disallowance or impairment· of their respective claims; (c) vote for any plan of reorganization or liquidation, make other filings, and make any arguments or motions (including in support of or opposition to, as applicable, the confirmation or approval of any plan of reorganization or liquidation) which is supported by the Loan A Lender and the Loan B Agent, and (d) take other actions not adverse to the interests of the Lenders that are, in each case, consistent with this Agreement and the subordination of rights, interests, priorities and remedies set forth herein. Except as expressly provided in the previous sentence or if consented to or requested by the Loan A Lender and the Loan B Agent in writing, the Loan B Agent and the Lenders shall not file any pleadings or motion, take any position in any hearing or proceeding of any nature, or otherwise take any action whatsoever, whether acting as a secured creditor or an unsecured creditor, with respect to any matter that is a subject of this Agreement.

4.3 Cash Collateral. The Loan B Agent and each Lender agrees not to file any pleadings or motions, take any position in any hearing or proceeding of any nature, or otherwise take any action whatsoever with respect to any motion or request by the Borrower for the use, sale, or lease of cash collateral under Section 363 of the Bankruptcy Code or any other applicable Debtor Relief Law with respect to, in the case of the Loan A Lender, the Loan B Collateral, except as consented to by the Loan B Agent in writing, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Collateral, except as consented to by the Loan A Lender in writing; provided that if the relief sought in any such motion violates the provisions of this Agreement, then the Loan B Agent and the Lenders may take any actions with respect to such motion and otherwise pursue any remedies as a result of such violation(s) without the prior written consent of the Loan B Agent or any other Lender.

4.4 Relief from the Automatic Stay. The Loan B Agent and each Lender agrees that it will not seek relief from the automatic stay with respect to, in the case of the Loan A Lender, the Loan B Collateral, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Collateral, in any Insolvency or Liquidation Proceeding without the prior written consent of, in the case of the Loan A Lender, the Loan B Agent, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender; provided that, subject to the applicable Acknowledgment Agreement, the Loan B Agent and each Lender may seek such relief with respect to the exercise of its rights, remedies, and powers related to its respective Collateral without the prior written consent of the Loan B Agent or any other Lender.

4.5 Sale and Financing. Except as consented to by the Loan A Lender and the Loan B Agent in writing, and subject to the applicable Acknowledgment Agreement, the Loan B Agent and each Lender shall not file any pleadings or motions or take any position in any hearing or proceeding in any Insolvency or Liquidation Proceeding of the Borrower concerning (a) the assumption or assignment of, in the case of the Loan A Lender, the Loan B Collateral, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Collateral, under Section 365 of the Bankruptcy Code or any other applicable Debtor Relief Law; (b) the use, sale, or lease of, in the case of the Loan A Lender, the Loan B Collateral, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Collateral, under Section 363 of the Bankruptcy Code or any other applicable Debtor Relief Law, or (c) any request, application, or motion by the Borrower for approval to obtain credit secured by, in the case of the Loan A Lender, the Loan B Collateral, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Collateral, under Section 364 of the Bankruptcy Code or any other applicable Debtor Relief Law; provided that if the relief sought in any such motion violates the provisions of this Agreement, then the Loan B Agent and the Lenders may take any actions with respect to such motion and otherwise pursue any remedies as a result of such violation(s) without the prior written consent of the Loan A Lender and the Loan B Agent.

4.6 Adequate Protection. The Loan B Agent and each Lender agrees that, subject to the applicable Acknowledgment Agreement, it shall not object to or contest (or support any other Person so objecting or contesting) (a) any request or motion by, in the case of the Loan A Lender, the Loan B Agent and the Loan B Lenders, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender, for adequate protection, (b) any motion, relief, action, or proceeding initiated by, in the case of the Loan A Lender, the Loan B Agent and the Loan B Lenders, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender, for relief based on the lack of adequate protection, or (c) the payment of interest, fees, expenses, or other amounts to, in the case of the Loan A Lender, the Loan B Agent and the Loan B Lenders, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender, under Sections 506(b) or (c) of the Bankruptcy Code or any other applicable Debtor Relief Law; provided, however, that the Loan B Agent and the Lenders may, subject to the applicable Acknowledgment Agreement, oppose any of the actions described in the foregoing clauses (a) through (c) to the extent that such actions could reasonably be expected to impair such Person’s interest in any of its respective Collateral or if such actions would violate the provisions of this Agreement. The Loan B Agent and each Lender further acknowledges and agrees that it shall not seek adequate protection of its interests in, in the case of the Loan A Lender, the Loan B Collateral, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Collateral, in any form or substance or assert any position in any Insolvency or Liquidation Proceeding otherwise inconsistent with the interests of, in the case of the Loan A Lender, the Loan B Agent’s and the Loan B Lenders’ interests in the Loan B Collateral, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender’s interests in the Loan A Collateral, or the provisions of this Agreement or the applicable Acknowledgment Agreement.

4.7 Avoidance Actions. If the Loan B Agent or a Lender is required in any Insolvency or Liquidation Proceeding or otherwise to surrender, disgorge, turn over, or otherwise pay to the estate of the Borrower any amount (a “Recovery”) because such amount was avoided or ordered to be surrendered, disgorged, turned over, or paid for any reason (including, without limitation, because it was found to be a fraudulent or preferential transfer), then the Loan B Agent’s or such Lender’s Loan A Obligations or Loan B Obligations, as applicable, shall be reinstated to the extent of such Recovery and deemed to be outstanding as if the Loan B Agent’s or such Lender’s receipt of such amount had not occurred. The Loan A Lender agrees that it shall not be entitled to benefit from any avoidance action brought against the Loan B Agent or any Loan B Lender, and the Loan B

Agent and each Loan B Lender agrees that it shall not be entitled to benefit from any avoidance action brought against the Loan A Lender, it being understood and agreed that notwithstanding any Recovery by the estate of the Borrower, the Loan B Agent and each Lender shall be entitled, subject to the applicable Acknowledgment Agreement, to receive payment of the full amount of such Person’s Loan A Obligations or Loan B Obligations, as applicable, resulting from such Recovery from the proceeds of such Person’s respective Collateral before any other Lender or the Loan B Agent receives any payment from the proceeds thereof. In the event that this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Lenders.

4.8 Safe Harbor Treatment. The Loan B Agent and each Lender covenants not to assert any rights to safe harbor treatment for any component of its respective Credit Documents related to its respective Collateral.

SECTION 5 RELIANCE/NON-RELIANCE; NO LIABILITY; ETC.

5.1 Reliance and Non-Reliance.

(a) The Loan A Lender acknowledges that it has independently and without reliance on the Loan B Agent or the Loan B Lenders, and based on documents and information deemed by it to be appropriate, made its own credit analysis and decision to enter into the Loan A Credit Documents, this Agreement, and the transactions contemplated hereby and thereby and will continue to make its own credit decision in taking or not taking any action under the Loan A Credit Documents or this Agreement.

(b) The Loan B Agent acknowledges that it and each Loan B Lender has independently and without reliance on the Loan A Lender, and based on documents and information deemed by such Person to be appropriate, made its own credit analysis and decision to enter into the Loan B Credit Documents, this Agreement, and the transactions contemplated hereby and thereby and will continue to make its own credit decision in taking or not taking any action under the Loan B Credit Documents or this Agreement.

5.2 No Liability. Subject to the other terms of this Agreement, at any time and from time to time, without the consent of, consultation with, or notice to, in the case of the Loan A Lender, the Loan B Agent and the Loan B Lenders, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender, without incurring any liabilities to, in the case of the Loan A Lender, the Loan B Agent and the Loan B Lenders, and, in the case of the Loan B Agent and the Loan B Lenders, the Loan A Lender, and without impairing or releasing the Lien priorities and other benefits provided in this Agreement, the Loan B Agent and each Lender may, in their respective sole discretion, manage, supervise, perform, enforce, delay or refrain from enforcing, settle, compromise, waive, or release their respective rights and obligations under their respective Credit Documents in any manner that they respectively deem appropriate and is in accordance with applicable law.

5.3 Consultation. The Loan B Agent and the Lenders may, at the sole option of each of them exercisable from time to time, consult with each other from time to time concerning the Collateral and any other matters concerning the Loan A Obligations or the Loan B Obligations; provided that the doing or failure of the Loan B Agent or a Lender to do any of the foregoing shall not affect the relative priorities of the respective Liens as provided herein or the other benefits provided in this Agreement or the validity or effectiveness of any notices or demands as against the Borrower. The Borrower, by its acknowledgment hereto, hereby consents and agrees to the Loan B Agent and the Lenders consulting with each other as contemplated by this Section 5.3 and waives any rights or claims against the Loan B Agent and the Lenders arising as a result of such consultation.

5.4 Amendments to Credit Documents. Without the prior written consent of the Loan B Agent, the Loan A Lender shall not amend, restate, supplement, or otherwise modify Section 7.21(b) of the Loan A Agreement, unless such amendment, restatement, supplementation, or other modification would not be materially adverse to the Loan B Agent and the Loan B Lenders. Without the prior written consent of the Loan A Lender, the Loan B Agent and the Loan B Lenders shall not amend, restate, supplement, or otherwise modify Section 2.10(i) of the Loan B Agreement, unless such amendment, restatement, supplementation, or other modification would not be materially adverse to the Loan A Lender.

5.5 Default Notices Promptly upon, or as soon as practicable following, the Loan A Lender providing the Borrower with written notice of the existence of one or more events of default under the Loan A Credit Documents, the Loan A Lender will endeavor to notify the Loan B Agent of such action; provided that the failure to give any such notice to the Loan B Agent shall not result in (i) any liability to the Loan A Lender hereunder or (ii) the modification, alteration, impairment, or waiver of any rights of the Loan A Lender hereunder.

(b) Promptly upon, or as soon as practicable following, the Loan B Agent or the Loan B Lenders, or any of them, providing the Borrower with written notice of the existence of one or more events of default under the Loan B Credit Documents, the Loan B Agent and the Loan B Lenders will endeavor to notify the Loan A Lender of such action; provided that the failure to give any such notice to the Loan A Lender shall not result in (i) any liability to the Loan B Agent or the Loan B Lenders hereunder or (ii) the modification, alteration, impairment, or waiver of any rights of the Loan B Agent and the Loan B Lenders hereunder.

(c) The Borrower, by its acknowledgment hereto, hereby consents and agrees to (i) the Loan B Agent and Loan B Lenders, on the one hand, and the Loan A Lender, on the other hand, providing notice to each other; and (ii) waives any rights or claims against the Loan A Lender, the Loan B Agent, and the Loan B Lenders arising as a result of such notices.

5.6 Cooperation. The Parties agree to endeavor to cooperate in: (a) causing the Borrower to maintain a Representative Mix (as such term is defined in the Acknowledgment Agreements) in compliance with Section 18(e) of the Acknowledgment Agreements; and (b) coordinating any Permanent Servicing Transfer (as such term is defined in the Acknowledgment Agreements), subject to the terms and conditions of Acknowledgment Agreements, including, without limitation, Sections 10 and 12 of the Acknowledgment Agreements. It is understood and agreed that the Parties may be unable to reach agreement on one or more of the foregoing, and no Party shall have any liability to any other Party under this Agreement by reason of such disagreement. Each Party hereby agrees and acknowledges that it is bound by Section 15 of each Acknowledgment Agreement.

SECTION 6 MISCELLANEOUS

6.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Credit Documents, the provisions of this Agreement shall govern and control. In the event of any conflict between the provisions of this Agreement and the provisions of the Acknowledgment Agreements, the provisions of the Acknowledgment Agreements shall govern and control. The Loan B Agent and the Lenders acknowledge that the terms of this Agreement are not intended and shall not be construed to negate any specific rights granted to or reserved by the Borrower under the Credit Documents or the Owner under the Acknowledgment Agreements.

6.2 Notices.

(a) Any notice or request required or permitted to be given under the terms of this Agreement may be given by delivering or mailing the same to the following addresses:

(i) If to the Loan A Lender, to it at Federal Home Loan Mortgage Corporation, 1551 Park Run Drive, McLean, VA 22102, Attention: Carmino Joseph Santomaro, Portfolio Management Director, Investments & Capital Markets (Telephone No. 571-382-5701; E-mail: carmino_santomaro@freddiemac.com and icm_msr@freddiemac.com); with a copy to: Federal Home Loan Mortgage Corporation, 8200 Jones Branch Drive, Legal Division, McLean, VA 22102, Attention: Kevin MacKenzie, Vice President and Deputy General Counsel Securities (Telephone No. 703-903-2710; E-mail: kevin_mackenzie@freddiemac.com); and

(ii) If to the Loan B Agent or the Loan B Lenders, to the Loan B Agent at Goldman Sachs Bank USA, 200 West Street, New York, New York 10282; E-mail: gs-warehouse-am@gs.com, with a copy to: bryan.holt@gs.com, and for notices including calculations of any amounts hereto, with a copy to: gs-warehouse-ops@ny.email.gs.com;

or to such other addresses and Persons as a Party may in writing hereafter indicate by like notice. If the names or addresses listed above for a Party change, such Party is required to promptly provide updated information in writing.

(b) All notices or requests that are required or are permitted to be given by a Party under this Agreement shall be in writing and shall be either: (i) hand-delivered, and which shall be deemed effective on the date personally delivered to the address above, as evidenced by written receipt thereof, whether or not actually received by the Person to whom addressed; (ii) mailed by a nationally recognized overnight delivery service such as FedEx or UPS to the address above, which shall be deemed effective on the first Business Day after being deposited in the custody of such carrier, provided the same has actually been received by the recipient; (iii) sent by United States registered, certified, or express mail, postage prepaid to the address above, and which shall be deemed effective on the fifth day (if a Business Day, and if not, on the next Business Day) after its deposit in the United States mail, provided the same has actually been received by the recipient; or (iv) sent by electronic mail or other direct electronic means, provided that any written notice or request transmitted by e-mail or other direct written electronic means shall (x) be deemed to have been validly and effectively given on the day (if a Business Day, and, if not, on the next Business Day) on which it is transmitted and (y) must be confirmed in writing the following Business Day by sending a copy of such written notice or request to the intended recipient by one of the other notice methods described in this Agreement (other than by electronic mail or other direct electronic means).

(c) Each Party agrees that each other Party shall be entitled to rely upon any notice or written direction, request, or consent received by such other Party under this Agreement, which notice or written direction, request, or consent such other Party reasonably believes to be genuine.

6.3 Amendments; Waivers.

(a) No failure to exercise and no delay in exercising, on the part of a Party, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. No waiver of any provision of this Agreement or consent to any departure by a Party therefrom shall in any event be effective unless the same shall comply with paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b) Neither this Agreement nor any provision hereof may be waived, amended, or modified except pursuant to an agreement or agreements in writing entered into by the Parties. The Borrower shall not have any right to consent to or approve any waiver, amendment, or modification of this Agreement or any provision hereof.

6.4 Successor and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. Nothing in this Agreement, expressed or implied, shall be construed to confer upon the Borrower or any other Person (other than the Parties and their respective successors and assigns) any legal or equitable right, remedy, or claim under or by reason of this Agreement.

(b) In the case of an assignment or transfer by the Loan A Lender of its Loan A Obligations, the Loan B Agent of its role as administrative agent for the Loan B Lenders, or a Loan B Lender of its Loan B Obligations, as applicable, the assignee or transferee, as the case may be, shall execute and deliver to the Parties a written acknowledgment of receipt of a copy of this Agreement and the written agreement of such Person to be bound by the terms of this Agreement.

6.5 Counterparts; Integration; Effectiveness.

(a) This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by the Parties and the Borrower on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the Parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Parties and when the Parties shall have received a counterpart hereof executed by the Borrower. Delivery of an executed counterpart of a signature page to this Agreement in electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) The words “execution,” “signed,” “signature,” and words of similar import in this Agreement shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Electronic Signatures and Records Act of 1999 (NY State Technology Law §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act.

(c) This Agreement shall terminate and be of no further force and effect, (i) with respect to the Loan A Lender, on the date of Discharge of the Loan A Obligations and (ii) with respect to the Loan B Agent and the Loan B Lenders, on the date of the Discharge of Loan B Obligations.

6.6 Construction; Severability.

(a) In the event of a dispute regarding the meaning of any language contained in this Agreement, the Parties agree that the same should be accorded a reasonable construction and should not be construed more strongly against one Party than against another Party by any reason, including, but not limited to, by reason of a Party’s or its counsel’s role in the drafting of this Agreement.

(b) If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision thereof or invalidate or render unenforceable such term or provision in any other jurisdiction.

6.7 Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles other than Section 5-1401 of the New York General Obligations Law.

(b) Each Party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the another Party in any way relating to this Agreement in any forum other than the United States District Court of the Eastern District of Virginia, Alexandria Division, and any appellate court thereof, and each Party irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation, or proceeding may be brought in such federal court. Each Party agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any such court referred to in subsection (b) of this Section. Each Party hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each Party irrevocably consents to the service of process in the manner provided for notices in Section 6.2 and agrees that nothing herein will affect the right of a party to serve process in any other manner permitted by applicable law.

6.8 WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANOTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (B) ACKNOWLEDGES THAT IT AND EACH OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.9 Heading; Captions and Cross References. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement. The various captions (including the table of contents) in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to any underscored Section are to such Section of this Agreement.

6.10 Information Concerning Financial Condition of the Borrower.

(a) The Loan B Agent and the Lenders shall each be responsible for keeping themselves informed of (i) the financial condition of the Borrower and (ii) all other circumstances bearing upon the risk of nonpayment of the Loan A Obligations or the Loan B Obligations. The Loan B Agent and the Lenders shall not have any duty under this Agreement to advise each other of information respectively known to them regarding such condition or any such circumstances or otherwise. In the event the Loan B Agent or a Lender, in their respective sole discretion, undertakes at any time or from time to time to provide any such information to the Loan B Agent or any other Lender, it shall be under no obligation (w) to make any express or implied representation or warranty with respect to such information, including, without limitation, with respect to the accuracy, completeness, truthfulness, or validity of any such information, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation, or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such Person wishes to maintain confidential or is otherwise required to maintain confidential.

(b) The Borrower, by its acknowledgment hereto, hereby consents and agrees to the Loan B Agent and the Lenders providing information to each other as contemplated by Section 6.10(a), waives any rights or claims against the Loan B Agent and the Lenders arising as a result of such provision of information, and agrees that any information provided to the Loan B Agent or a Lender may be shared by the Loan B Agent or such Lender with the Loan B Agent and the other Lenders notwithstanding a request or demand by the Borrower that such information be kept confidential; provided, that such information shall otherwise be subject to the respective confidentiality provisions in the Credit Documents.

(c) The Borrower, by its acknowledgment hereto, hereby authorizes Freddie Mac, in its capacity as the Owner, to share any and all information it may receive from the servicing performance, counterparty eligibility, risk management, counterparty operational risk evaluation, quality control, quality assessment, and similar divisions and/or departments within Freddie Mac, with the Loan B Agent and the Lenders. Freddie Mac’s information sharing authorized pursuant to the preceding sentence shall not in any manner obligate Freddie Mac, in its capacity as Owner, to share the same or similar information with any other Person, including, without limitation, the Loan B Agent and the Lenders. Nothing in the Credit Documents shall be construed to limit the Borrower’s ability to share any information received from Freddie Mac or obtainable from Freddie Mac (and not expressly designated as confidential information) with the Loan B Agent and the Lenders.

6.11 Further Assurances. Each Party shall take such further actions and shall execute and deliver such additional instruments and documents (in recordable form, if requested) as another Party may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

6.12 Specific Performance. Each of the Parties may demand specific performance of this Agreement. Each Party hereby irrevocably and unconditionally waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by another Party.

6.13 Authorization. Each Party represents and warrants to each other Party that it is duly authorized to enter into this Agreement.

6.14 Provisions Solely to Define Relative Rights. The provisions of this Agreement are, and are intended, solely for the purpose of defining the relative rights of the Loan B Agent and the Lenders. Nothing in this Agreement is intended to or shall (a) impair the obligations of the Borrower to pay any of the Loan A Obligations and the Loan B Obligations as and when the same shall become due and payable in accordance with the applicable Credit Documents or (b) affect the relative rights of the Loan B Agent and the Lenders with respect to any other creditors of the Borrower.

6.15 Attorney’s Fees and Costs. In any action or proceeding to enforce or defend the terms of this Agreement as between the Parties, the prevailing Party shall be entitled to recover from the failing Party attorney’s fees and costs arising out of or relating to such actions or proceedings.

6.16 Direct Obligation. The Loan B Agent is directly obligated to the Loan A Lender pursuant to this Agreement, such that the Loan A Lender shall not be required to look to the Loan B Agent’s Principals in the exercise of any of its rights and remedies arising out of or relating hereto. As used in this Section 6.16, “Principal” shall mean any person or entity, if any, for which the Loan B Agent acts in connection with the Loan B Credit Documents or the Loan B Obligations, including, without limitation, actual and potential participants or syndicate co-lenders, including, without limitation, the Loan B Lenders and other acquirers.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have executed this Intercreditor Agreement as of the date first written above.

FEDERAL HOME LOAN MORTAGE CORPORATION, as the Loan A Lender

By:	/s/ John Glessner
Name:	JOHN GLESSNER
Title:	SVP-ALM

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

GOLDMAN SACHS BANK USA, as administrative agent for the Loan B Lenders

By:	/s/ Bryan Holt
Name:	BRYAN HOLT
Title:	AUTHORIZED PERSON

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

ACKNOWLEDGED BY:

CALIBER HOME LOANS, INC., as the Borrower

By:	/s/ Vasif T. Imtiazi

Name:	VASIF T. IMTIAZI

Title:	DEPUTY CFO

SIGNATURE PAGE TO INTERCREDITOR AGREEMENT